Quarterly Holdings Report
for
Fidelity® Multi-Asset Index Fund
November 30, 2024
IDV-NPRT3-0125
1.810685.120
Bond Funds - 14.9%
	Shares	Value ($)
Fidelity International Bond Index Fund (a)	27,189,587	257,213,490
Fidelity Long-Term Treasury Bond Index Fund (a)	44,338,495	431,413,561
Fidelity U.S. Bond Index Fund (a)	57,721,449	601,457,497
TOTAL BOND FUNDS (Cost $1,470,389,585)		1,290,084,548

Domestic Equity Funds - 51.0%
	Shares	Value ($)
Fidelity 500 Index Fund (a)	16,820,993	3,530,894,742
Fidelity Extended Market Index Fund (a)	8,759,678	860,375,572
TOTAL DOMESTIC EQUITY FUNDS (Cost $947,196,910)		4,391,270,314

International Equity Funds - 34.1%
	Shares	Value ($)
Fidelity Emerging Markets Index Fund (a)	78,745,010	852,808,455
Fidelity International Index Fund (a)	41,327,198	2,080,824,418
TOTAL INTERNATIONAL EQUITY FUNDS (Cost $2,385,212,147)		2,933,632,873

TOTAL INVESTMENT IN SECURITIES - 100.0% (Cost $4,802,798,642)	8,614,987,735
NET OTHER ASSETS (LIABILITIES) - 0.0%	(566,703)
NET ASSETS - 100.0%	8,614,421,032

Legend

(a)	Affiliated Fund

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur. If an Underlying Funds changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Fidelity 500 Index Fund	3,306,796,235	117,471,147	477,995,760	32,761,899	273,936,999	310,686,121	3,530,894,742
Fidelity Emerging Markets Index Fund	802,357,733	102,501,469	117,357,044	-	(14,971,289)	80,277,586	852,808,455
Fidelity Extended Market Index Fund	807,054,561	65,044,555	182,539,821	-	53,524,653	117,291,624	860,375,572
Fidelity International Bond Index Fund	239,038,660	26,424,762	18,431,551	3,088,094	73,538	10,108,081	257,213,490
Fidelity International Index Fund	1,924,440,971	265,657,008	185,473,379	7,031,418	8,408,998	67,790,820	2,080,824,418
Fidelity Long-Term Treasury Bond Index Fund	400,629,948	50,983,539	24,144,659	11,162,580	(3,988,447)	7,933,180	431,413,561
Fidelity U.S. Bond Index Fund	561,052,340	63,312,791	34,658,424	14,696,931	134,750	11,616,040	601,457,497
	8,041,370,448	691,395,271	1,040,600,638	68,740,922	317,119,202	605,703,452	8,614,987,735

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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